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			CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Statement of Additional Information to the Registration Statement on Form N-4 (the "Registration Statement") of our report dated February 10, 1997 relating to the financial statements of Separate Account Nos. 3, 4, 10 and 51 of The Equitable Life Assurance Society of the United States for the year ended December 31, 1996, and our report dated February 10, 1997 relating to the consolidated financial statements of The Equitable Life Assurance Society of the United States for the year ended December 31, 1996, which reports appear in such Statement of Additional Information, and to the incorporation by reference of our reports into the Prospectus which constitutes part of this Registration Statement. We also consent to the use in the Prospectus Supplement constituting part of this Registration Statement of our report dated February 10, 1997 relating to the financial statements of Separate Account No. 4 of The Equitable Life Assurance Society of the United States for the year ended December 31, 1996, which report appears in such Prospectus Supplement. We also consent to the references to us under the headings "Condensed Fund Financial Information" and "Experts" in the Prospectus.



Price Waterhouse LLP
New York, New York
April 29, 1997